EXHIBIT 10.32

                                          COMMON STOCK PURCHASE AGREEMENT



     AGREEMENT, dated February 28, 2002 among Digital Creative Development Corporation, a Utah corporation having an office at 101 Larkspur Circle, Larkspur, CA 94939 ("Seller"), Digital Creative Development Corporation, a Delaware corporation having an office at 101 Larkspur Circle, Larkspur, CA 94939, ("DCDC Delaware"), Arthur Treacher's Inc., a Delaware corporation having an office at 5 Dakota Drive, Suite 302, Lake Success, New York, 11042 ("ATI"), PAT Services, Inc., a Delaware corporation having an office at 5 Dakota Drive, Suite 302, Lake Success, New York 11042 ("Purchaser") and Jeffrey Bernstein, having an office at 5 Dakota Drive, Suite 302, Lake Success, New York 11042 ("Bernstein").

                                                  R E C I T A L S

     WHEREAS, the Purchaser wishes to purchase and Seller wishes to sell an aggregate of 41,594,709 shares (the "Shares") of common stock of ATI, par value $0.0001 (the "ATI Common Stock").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

     1. Sale of Shares. Subject to and upon the terms and conditions set forth in this Agreement, Seller hereby sells, transfers, conveys, assigns and delivers to the Purchaser, free and clear of all claims, charges, liens, contract rights, options, security interests, mortgages, encumbrances and restrictions whatsoever (collectively, the "Encumbrances"), and Purchaser hereby purchases from Seller the Shares at a purchase price of one hundred dollars ($100). In consideration for the sale of Shares to Purchaser pursuant to the terms and conditions of this Agreement, Bernstein hereby waives any and all rights to convert any of his 10,398,677 shares of ATI Common Stock into shares of Seller pursuant to that certain Purchase Agreement among Seller, ATI and Bernstein dated as of October 19, 2000 (the "Pudgies Purchase Agreement") and that certain Conversion
Agreement among Seller, ATI and Bernstein dated as of October 19, 2000 (the "Conversion Agreement"), or otherwise.

     Purchaser hereby purchases the Shares from Seller by delivery simultaneously herewith a check payable to Seller of the purchase price in the amount of $100. Simultaneously herewith, Seller is delivering to Purchaser stock certificates representing the Shares duly endorsed in blank for transfer or accompanied by a separate stock power duly executed in blank, subject to Section 4.

     2. Representations and Warranties of Seller and DCDC Delaware. Seller and DCDC Delaware, jointly and severally, represent and warrant to Purchaser and Bernstein as follows:

     a. Organization, Standing and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of Utah and DCDC Delaware is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each of Seller and DCDC Delaware has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of Seller and DCDC is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     b. Capitalization and Voting Rights. The authorized capital of ATI consists of: 75,000,000 shares of ATI Common Stock, of which 51,993,386 shares are issued and outstanding as of the date hereof and 10,000,000 shares of preferred stock, $.01 par value per share, of which no shares are issued and outstanding on the date hereof. Except as set forth on Schedule 2(b), there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from ATI of any shares of its capital stock. ATI is not a party or subject to any agreement or understanding of any kind, and, to Seller's knowledge, there is no agreement or understanding of any kind between any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, which affects or relates to the acquisition, disposition or voting or giving of written consents with respect to any equity security (or securities convertible into equity securities) of ATI. The Shares have been duly and validly issued, are fully paid and non-assessable and were issued in compliance with all applicable Federal and state securities laws.

     c. Execution, Delivery and Performance. The execution, delivery and performance by Seller and DCDC Delaware of this Agreement and the documents contemplated hereby are within Seller's and DCDC Delaware's corporate powers and have been duly authorized by all necessary corporate action.

     d. Binding Effect. This Agreement and the agreements contemplated hereby, when executed and delivered will be the legal, valid and binding obligations of Seller and DCDC Delaware enforceable against Seller and DCDC Delaware in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

     e. Share Ownership. Seller is the record and beneficial owner of the Shares free and clear of all Encumbrances, except for the lien of DCDC Delaware arising from a certain secured loan from DCDC Delaware to MIE Hospitality Inc. ("MIE"), ATI and Seller dated as of December 15, 2000, which loan had an outstanding principal balance of $996,000 at June 30, 2001 (the "DCDC Delaware Lien"), and is conveying good and valid title to the Shares to Purchaser, free and clear of all Encumbrances, except for the DCDC Delaware Lien.

     f. Shareholder Approval. The sale of the Shares to Purchaser does not represent the sale of all or substantially all of the assets of Seller or DCDC Delaware and no approval of Seller's or DCDC Delaware's shareholders is required in connection with this Agreement and the transactions contemplated hereby.

     3. Representations and Warranties by the Purchaser. The Purchaser and ATI jointly and severally represent and warrant to Seller as follows:

     a. Organization. Purchaser and ATI are corporations duly organized, validly existing and in good standing under the laws of Delaware. Each of Purchaser and ATI and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of Purchaser and ATI is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. Bernstein is the owner of all of the outstanding capital stock of Purchaser and is the President of Purchaser and ATI.

     b. Execution, Delivery, Authorization and Performance. The execution, delivery and performance by Purchaser and ATI of this Agreement and of the documents contemplated hereby are within the powers of Purchaser and ATI and have been duly authorized by all necessary corporate action.

     c. Binding Effect. This Agreement and the agreements contemplated hereby, when executed and delivered will be the legal, valid and binding obligations of Purchaser, ATI and Bernstein enforceable against them in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity,
(iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

     d. Investment Representation: Purchaser represents that it is acquiring the Shares for its own account for investment only and not with a view towards the distribution or resale, and agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of, or offer to dispose of, the Shares, unless the Shares have been registered under the Securities Act of 1933 (the "1933 Act") and applicable state securities laws or such registration is not required in the opinion of counsel for Purchaser. Any routine sale of the Shares made in reliance upon Rule 144 promulgated under the 1933 Act can be made only in accordance with the terms and conditions of said Rule and further, that in case such Rule is not applicable to any sale of the Shares, resale thereof may require compliance with some other exemption under the 1933 Act prior to resale. Purchaser understands that certificates for the Shares purchased pursuant to this Agreement shall bear the following legend:

     "THESE  SECURITIES  HAVE NOT BEEN  REGISTERED  UNDER THE  SECURITIES ACT OF
1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT."

     Purchaser represents that (i) it is purchasing the Shares after having made adequate investigation of the business, finances and prospects of ATI, (ii) it has been furnished any information and materials relating to the business, finances and operation of ATI and any information and materials relating to the sale of the Shares which it has requested and (iii) it has been given an opportunity to make any further inquiries desired of the management and any other personnel of ATI and has received satisfactory responses to such inquiries. Bernstein represents that he (i) is knowledgeable regarding the financial statements, assets and liabilities of ATI and that the assets of ATI are being sold "as is, where is," (ii) is aware that ATI and its subsidiaries are in default with respect to certain contracts, (iii) acknowledges that no consents with respect to the transfer of contracts and leases to which ATI and its subsidiaries are being obtained prior to the purchase of the Shares.

         4.       Loan from DCDC Delaware

     The Shares, which had formerly been pledged by Seller to DCDC Delaware as collateral to secure the obligations of Seller, ATI and MIE under the promissory note executed by Seller, MIE and ATI in favor of DCDC Delaware dated December 15, 2000, are hereby pledged by Purchaser to DCDC Delaware as collateral to secure the obligations of Purchaser under the Amended and Restated Promissory Note dated as of the date hereof attached in the form of Exhibit A (the "Note") and under this Agreement pursuant to the terms of the Pledge Agreement attached in the form of Exhibit B (the "Pledge Agreement"). Upon delivery of the Note, the lien with respect to certain assets of ATI and MIE shall remain in full force and effect. Purchaser hereby delivers a certificate representing the Shares with a duly endorsed power to DCDC Delaware to be held as collateral pursuant to the Pledge Agreement.

         5.       Conversion Agreement

     The Conversion Agreement is hereby terminated and of no further force and effect and no party has any further rights or obligations under the Conversion Agreement.

         6.       Releases

     Bernstein, on behalf of himself and and his affiliates, heirs, administrators, executors, agents, attorneys, successors and assigns, does hereby release and forever discharge and agree to hold harmless Seller and its affiliates, successors and assigns, from any and all claims and liabilities whatsoever under the Pudgies Purchase Agreement, whether now existing or hereafter arising. Seller, on behalf of itself and its affiliates, successors and assigns, does hereby release and forever discharge and agree to hold harmless Berstein and his affiliates, heirs, administrators, executors, agents, attorneys, successors and assigns, from any and all claims and liabilities whatsoever under the Pudgies Purchase Agreement, whether now existing or hereafter arising.

         7.       Indemnification

     a. ATI and Purchaser (the "Indemnifying Party") shall be jointly and severally responsible to indemnify Seller, its subsidiaries, successors, officers, directors and affiliates (the "Indemnified Party," as the case may be) against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever and including reasonable fees and expenses of the Indemnified Party's counsel) (collectively,"Losses") to which any of them may become subject which arises from (i) the operations of ATI, Purchaser and their subsidiaries and affiliates, (ii) any failure by the Indemnifying Party to perform or comply with any provision of this Agreement, and (iii) any material breach of the representations and warranties set forth in Section 3 of this Agreement.

     b. The Indemnifying Party shall have no obligation to indemnify an Indemnified Party under Section 7(a) from and against any Losses in respect of the operations of ATI, Purchaser and their subsidiaries and affiliates (including Seller's restaurant operations) prior to October 6, 2000 ("Pre- 2000 Losses") until the Indemnified Party shall have suffered Pre-2000 Losses in excess of $50,000 (and then only to the extent that such Pre-2000 Losses exceed such amount). The aggregate amount of all payments made by an Indemnifying Party under Section 7(a) in satisfaction of claims for indemnification with respect to Pre-2000 Losses shall not exceed $1,000,000. The Indemnified Party and the Indemnifying Party shall each be responsible for one-half of any Pre-2000 Losses in excess of $1,000,000.

     c. Promptly after receipt by an Indemnified Party, of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party under such section, give notice to the Indemnifying Party of the commencement thereof, but the failure to so notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party except to the extent the defense of such action by the Indemnifying Party is prejudiced thereby. In case any such action shall be brought against an Indemnified Party and it shall give notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. If an Indemnifying Party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party's consent (which shall not be unreasonably withheld) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause (ii) and no adverse effect on any other claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party, (b) the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld) and (c) the Indemnified Party will reasonable cooperate with the Indemnifying Party in the defense of such action. If notice is given to an Indemnifying Party of the commencement of any action and it does not, within 15 days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume or participate in the defense thereof, the Indemnifying Party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the Indemnified Party. Notwithstanding the foregoing, if an Indemnified Party determined in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliates other than as a result of monetary damages, such Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such action, but the Indemnifying Party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

     d. The indemnification provisions contained in this Section 7 are in addition to any other rights or remedies which any party hereto may have with respect to the others hereunder.

     e. The indemnification payments required by this Section 7 shall be made by periodic payments on the amount thereof during the course of the investigation or defense, as and when the invoices therefore are received, or expense, loss, damage or liability incurred.

         8.       Miscellaneous.

     a. Amendments, Etc. No amendment of any provision of this Agreement shall in any event be effective unless the amendment shall be in writing and signed by the parties hereto.

     b. Notices, Etc. All notices or other communications given under this Agreement shall be in writing, sent to the respective addresses first set forth above or such other addresses as Purchaser or Seller or any other party to this Agreement, as applicable, may designate, by certified mail (return receipt requested), telecopy (with confirmation) overnight courier or personal delivery. Notice shall be deemed given upon receipt. A copy of all notices to Seller shall be given to Steven Schuster, Esq., McLaughlin & Stern LLP, 260 Madison Avenue, New York, New York 10016. A copy of all notices to Purchaser shall be given to Steven Wolosky, Esq., Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022.

     c. No Waiver; Remedies. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     d. Survival of Agreements, etc. The agreements, representations, warranties, covenants and provisions contained in this Agreement shall survive the date hereof and the purchase of the Shares by the Purchaser hereunder for a period of three (3) years from the date hereof.

     e.Severability of Provisions. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     f. Integration. This Agreement sets forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and thereby supersedes any previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

     g. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of Seller and the Purchaser and their respective successors and assigns, except that neither Seller nor the Purchaser may assign this Agreement, or the rights or obligations hereunder, without the prior written consent of the other party, except that the Seller and DCDC Delaware shall have the right to assign this Agreement to an affiliate of the Seller and DCDC Delaware. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments executed and performed in the State of New York.

     h. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     i. Additional Actions. The parties to this Agreement (as reasonably requested from time to time by the other parties) shall take all reasonably appropriate action and execute additional documents, which may be necessary to carry out the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.

                                    DIGITAL CREATIVE DEVELOPMENT CORPORATION,
                                                     a Utah Corporation

                                      By:________________________________
                                         Gary Herman, Chief Executive Officer

                                    DIGITAL CREATIVE DEVELOPMENT CORPORATION,
                                                     a Delaware Corporation

                                      By:______________________________
                                         Gary Herman, Chief Executive Officer

                                            ARTHUR TREACHER'S, INC.

                                           By:______________________________
                                              Gary Herman, Secretary

                                            PAT SERVICES, INC.
                                           By:_____________________________
                                              Jeffrey Bernstein, President


                                             _______________________________
                                            Jeffrey Bernstein